EXHIBIT 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement No. 333-11840 (Form S-8) filed with the Securities and Exchange Commission on April 18, 2000, of our report dated July 26, 2005 with respect to the consolidated financial statements of Technoprises Ltd. (formerly B.V.R. Technologies Ltd.) included in this Annual Report (Form 20-F) for the period commencing January 8, 2004 (inception) to December 31, 2004. Our report contains an explanatory paragraph regarding the company’s ability to continue as a going concern.

Ziv Haft
Tel Aviv, Israel	Certified Public Accountants (Isr.)
August 16, 2005	BDO Member Firm